Exhibit 99.2

IN THE CIRCUIT COURT OF THE TENTH JUDICIAL CIRCUIT

IN AND FOR POLK COUNTY, FLORIDA

CIVIL ACTION

BAXTER G. TROUTMAN,

derivatively as Shareholder of and on

behalf of Alico, Inc., a Florida profit

corporation,

Plaintiff,

vs.	Case No.: 08-CA-10178
Division 8
JOHN R. ALEXANDER, individually;
JOHN D. ALEXANDER, individually;

Defendants,

and

ALICO, INC.,

Nominal Defendant.

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SETTLEMENT AGREEMENT

This Settlement Agreement is made as of April 1, 2012, by and between BAXTER G. TROUTMAN, derivatively as shareholder of and on behalf of Alico, Inc., a Florida profit corporation, and individually (hereinafter “Troutman”); JOHN R. ALEXANDER, individually (hereinafter “J.R. Alexander”); and JOHN D. ALEXANDER, individually (hereinafter “J.D. Alexander”). For and in consideration of the mutual covenants and promises contained herein Troutman, J.R. Alexander and J.D. Alexander agree as follows:

1. This Settlement Agreement and its terms and conditions are subject to approval of the Court in this action pursuant to Section 607.17401(4), Florida Statutes. Troutman will promptly file a motion seeking such approval by the Court and the parties will cooperate to arrange a hearing on that motion as expeditiously as possible.

2. Troutman shall file a notice of voluntary dismissal with prejudice of the civil action against J.R. Alexander and J.D. Alexander or a notice of voluntary dropping of J.R. Alexander and J.D. Alexander as parties to this action with prejudice.

3. Troutman, J.R. Alexander and J.D. Alexander mutually release and discharge each other from the other from all claims, rights, actions, obligations, liability or responsibility arising out of the commencement and prosecution of the above-referenced civil action WITH THE EXCEPTION OF ALL CLAIMS, RIGHTS, ACTIONS, OBLIGATIONS, LIABILITY OR RESPONSIBILITY THAT J.R. ALEXANDER AND/OR J.D. ALEXANDER HAVE TO ALICO FOR ALICO TO BE SUBROGATED TO THE RIGHTS OF J.R. ALEXANDER AND/OR J.D. ALEXANDER, IF ANY, PURSUANT TO ARTICLE 14(C) OF THE INDEMNIFICATION AGREEMENTS BETWEEEN ALICO AND J.R. ALEXANDER AND J.D. ALEXANDER OR OTHERWISE [which Article 14(c) states, “In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.”] AND NOTHING CONTAINED IN THIS MUTUAL RELEASE SHALL BE DEEMED OR CONSTRUED TO EFFECT OR ALTER RIGHTS OF ALICO, IF ANY, FOR SUBROGATION OR TO SEEK THE RECOVERY OF COSTS AND FEES PAID BY ALICO AND NOTHING CONTAINED IN THE MUTUAL RELEASE AND THIS SETTLEMENT AGREEMENT SHALL BE DEEMED OR CONSTRUED THAT TROUTMAN AGREES THAT ALICO OR ITS INSURERS OR ANYBODY HAS ANY RIGHT FOR SUBROGATION, OR ANY RIGHT TO SEEK RECOVERY OF COSTS AND FEES PAID BY INSURANCE OR ALICO OR ANYBODY FOR OR ON BEHALF OF J.R. ALEXANDER AND/OR J.D. ALEXANDER OR ALICO ON ITS OWN. THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE DOES NOT CREATE ANY ADDITIONAL RIGHTS OTHER THAN ARE EXPRESSLY SET FORTH HEREIN. TROUTMAN ASSERTS NOBODY HAS A RIGHT TO ATTORNEYS’ FEES AND COSTS IN THIS MATTER.

4. This Settlement Agreement is freely and voluntarily executed by the parties hereto after having been apprised of all relevant information and having obtained the advice of their own respective attorneys. The parties in executing this Settlement Agreement, including the mutual release contained in paragraph 3 above, do not rely on any inducements, promises or representations made by the other party or any of the other parties’ representatives. Furthermore, no promise, inducement or agreement not set forth in this Settlement Agreement has been made to either party, and the Settlement Agreement contains the entire agreement between the parties hereto, and the terms of this Settlement Agreement are contractual and not merely a recital.

5. The parties agree that in any action to enforce the provisions of this Settlement Agreement or any action arising from violation of the terms of this Settlement Agreement, the prevailing party may be entitled to recovery of reasonable attorney’s fees and costs. Venue to enforce this Settlement Agreement shall lie in Polk County, Florida.

6. This Settlement Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Settlement Agreement and all of which, when taken together, will be deemed to constitute one and the same Settlement Agreement. All executed copies are duplicate originals equally admissible into evidence.

IN WITNESS WHEREOF, the parties have caused this Settlement Agreement to be signed as of the day and year first above written.